Exhibit (23)


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in Registration Statement No. 33-55399 on Form S-8 of our report dated May 30, 1997 with respect to the financial statements and schedules of the TRINOVA Corporation Retirement Savings and Profit-Sharing Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1996.






                                         /S/ ERNST & YOUNG LLP
                                         ERNST & YOUNG LLP




Toledo, Ohio
June 23, 1997


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